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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)

Distribution Date:                                                 03/20/97
Investor Certificateholder Floating Allocation Percentage            96.73%
Investor Certificateholder Fixed Allocation Percentage               97.90%
Aggregate Amount of  Collections          12,011,853.87
Aggregate Amount of  Interest Collections  3,629,155.77
Aggregate Amount of  Principal Collections 8,382,698.10
Class A Interest Collections               3,510,409.79
Class A Principal Collections              7,526,118.12
Seller Interest Collections                  118,745.98
Seller Principal Collections                 856,579.98
Weighted Average Loan Rate                        14.00%
Net Loan Rate                                     13.00%
Weighted Average Maximum Loan Rate                19.51%
Class A-1 Certificate Rate                         5.60%
Maximum Investor Certificate Rate                 13.00%
Class A-1 Certificate Interest Distributed 1,170,443.22
Class A-1 Investor Certificate Interest Shortfall before Policy Draw   0.00
Unpaid Class A-1 Certificate Interest Shortfall Received               0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining              0.00
Unpaid Class A-1 Carryover Interest Amount         0.00
Class A-2 Certificate Rate                         5.65%
Maximum Investor Certificate Rate                 13.00%
Class A-2 Certificate Interest Distributed    51,973.59
Class A-2 Investor Certificate Interest Shortfall before Policy Draw   0.00
Unpaid Class A-2 Certificate Interest Shortfall Received               0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining              0.00
Unpaid Class A-2 Carryover Interest Amount         0.00
Maximum Principal Dist. Amount (MPDA)      8,207,038.66
Alternative Principal Dist. Amount (APDA)                      7,526,118.12
Rapid Amortization Period? (Y=1, N=0)              0.00
Scheduled Principal  Distribution Amount (SPDA)                7,526,118.12
Principal  allocable to Class A-1          7,209,110.50
Principal allocable to Class A-2             317,007.62
SPDA deposited to Funding Account                  0.00
Accelerated Principal Distribution Amount          0.00
APDA allocable to Class A-1                        0.00
APDA allocable to Class A-2                        0.00
Reimbursement to Credit Enhancer                   0.00
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                         488,631.45
Reduction in Certificate Principal Balance due to Current Class A-2
Liquidation Loss Amount                                          21,486.69
Cumulative Investor Liquidation Loss Amount  510,118.14
Total Principal allocable to A-1           7,697,741.95
Total Principal allocable to A-2             338,494.31
Beginning Class A-1 Certificate Principal Balance           268,964,354.57
Beginning Class A-2 Certificate Principal Balance            11,827,113.62
Ending Class A-1 Certificate Principal Balance              261,266,612.62
Ending Class A-2 Certificate Principal Balance               11,488,619.31
Class A-1 Factor                              0.5744333
Class A-2 Factor                              0.5744310
Pool Factor (PF)                              0.5876784

Servicer Certificate (Page 2 of  3)

Distribution Date:                                               03/20/97
Retransfer Deposit Amount                          0.00
Servicing Fees Distributed                   236,011.71
Beg. Accrued and Unpaid Inv. Servicing Fees        0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd      0.00
End. Accrued and Unpaid Inv. Servicing Fees        0.00
Aggregate Investor Liquidation Loss Amount   510,118.14
Investor Loss Reduction Amount                     0.00
Beginning Pool Balance                   292,794,403.05
Ending Pool Balance                      284,740,356.28
Beginning Invested Amount                283,214,055.19
Ending Invested Amount                   275,177,818.93
Beginning Seller Principal Balance         9,580,347.86
Ending Seller Principal Balance            9,562,537.35
Additional Balances                          856,579.98
Beginning Funding Account Balance                  0.00
Ending Funding Account Balance                     0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans)
                                                                    0.00%
Principal Balance of Subsequent Loans              0.00
Beginning Reserve Account Balance          1,211,294.00
Ending Reserve Account Balance             1,211,294.00
Beginning Seller Interest                        2.9698%
Ending Seller's Interest                         3.3583%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                654
     Trust Balance                        20,743,510.61
   60 - 89 days (Del Stat 2)
     No. of Accounts                                158
     Trust Balance                         5,385,457.92
   90+ days (Del Stat 3+)
     No. of Accounts                                361
     Trust Balance                        11,835,058.53
   270+ days (Del Stat 9+)
     No. of Accounts                                  117
     Trust Balance                           3,777,819.73
   REO
     No. of Accounts                                 29
     Trust Balance                           925,190.16
Rapid Amortization Event ?              No
   Failure to make payment within 5 Business Days of Required Date?      No
   Failure to perform covenant relating to Trust's Security Interest?    No
   Failure to perform other covenants as described in the Agreement?     No
   Breach of Representation or Warranty?                                 No
   Bankruptcy, Insolvency or Receivership relating to Seller?            No
   Subject to Investment Company Act of 1940 Regulation?                 No
   Servicing Termination?                                                   No
Event of Default ?                      No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
      Interest?    No
   Failure by Servicer to perform other covenants as described in the
      Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer?      No
   Trigger Event?                                                           No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer             0.00
Amount Distributed to Seller                 975,325.96
Master Servicer Credit Facility Amount             0.00
Guaranteed Principal Distribution Amount           0.00
Credit Enhancement Draw Amount                     0.00

Servicer Certificate (Page 3 of  3)

Distribution Date:                             03/20/97
Application of Available Funds
     Aggregate Amount of Collections      12,011,853.87
     Deposit for principal not used to purchase subsequent loans
     Servicing Fee                           236,011.71
     Prinicpal and Interest to Class A-1   8,868,185.17
     Prinicpal and Interest to Class A-2     390,467.90
     Seller's portion of Principal and Interest                   975,325.96
     Funds deposited into Funding Account (Net)    0.00
     Funds deposited into Spread  Account          0.00
     Excess funds released to Seller       1,541,863.13
     Total                                12,011,853.87


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer





























Statement to Certificateholders (Page 1 of 1)

Distribution Date:                             03/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage       96.7280%
Class A Certificateholder Fixed Allocation Percentage          97.9045%
Beginning Class A-1 Certificate Balance  268,964,354.57
Beginning Class A-2 Certificate Balance   11,827,113.62
Class A-1 Certificate Rate                      5.59500%
Class A-2 Certificate Rate                      5.65000%
Class A-1 Certificate Interest Distributed     2.573392
Class A-2 Certificate Interest Distributed     2.598680
Class A-1 Certificate Interest Shortfall Distributed            0.000000
Class A-2 Certificate Interest Shortfall Distributed            0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall       0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall       0.000000
Rapid Amortization Event ?              No
Class A-1 Certificate Principal Distributed   16.924624
Class A-2 Certificate Principal Distributed   16.924716
   Maximum Principal Distribution Amount      17.284344
   Scheduled Principal  Distribution Amount (SPDA)             15.850299
   Accelerated Principal Distribution Amount   0.000000
   Aggregate Investor Liquidation Loss Amount Distributed       1.074329
Total Amount Distributed to Certificateholders                 18.424756
Principal Collections deposited into Funding Account                0.00
Ending Funding Account Balance                     0.00
Ending Class A-1 Certificate Balance     261,266,612.62
Ending Class A-2 Certificate Balance      11,488,619.31
Class A-1 Factor                              0.5744333
Class A-2 Factor                              0.5744310
Pool Factor (PF)                              0.5876784
Unreimbursed Liquidation Loss Amount               0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount           0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount  0.00
Class A Servicing Fee                        236,011.71
Beginning Invested Amount                283,214,055.19
Ending Invested Amount                   275,177,818.93
Beginning Pool Balance                   292,794,403.05
Ending Pool Balance                      284,740,356.28
Credit Enhancement Draw Amount                     0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                654
     Trust Balance                        20,743,510.61
   60 - 89 days (Del Stat 2)
     No. of Accounts                                158
     Trust Balance                         5,385,457.92
   90+ days (Del Stat 3+)
     No. of Accounts                                361
     Trust Balance                        11,835,058.53
   REO
     No. of Accounts                                 29
     Trust Balance                           925,190.16
Aggregate Liquidation Loss Amount for Liquidated Loans       364,686.56
Class A-1 Certificate Rate for Next Distribution Date        To be updated
Class A-2 Certificate Rate for Next Distribution Date        To be updated
Amount of any Draws on the Policy                  0.00
Subsequent Mortgage Loans
     No. of Accounts                               0.00
     Trust Balance                                 0.00